SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 18, 2004
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                            AUTOCORP EQUITIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)



       000-15216                                          86-0892913
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(Commission File Number)                       (IRS Employer Identification No.)



                  1701 Legacy Dr., Suite 2200 Frisco, TX 75034
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              (Address of Principal Executive Offices) (Zip Code)


                                 (214) 618-6400
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.       Other Events and Regulation FD Disclosure.


On June 18, 2004, AutoCorp Equities, Inc. (OTCBB: ACOR) disclosed the rescission of certain previously-reported transactions in accordance with their terms.

As reported in AutoCorp's10-KSB for 2003 on May 18, 2004, AutoCorp entered into agreements to (i) repurchase 94 million shares of its common stock from Pacific Holdings Group ("PHG") in exchange for a $940,000 subordinated note; (ii) purchase 7 million shares of nStor Technologies, Inc. (AMEX: NSO) from PHG in exchange for a $2.8 million subordinated note; and (iii) convert an open account payable by its Pacific Auto Group, Inc. subsidiary into a subordinated note due to PHG. As part of these transactions, the holders of all of AutoCorp's Series A and B Convertible Preferred Shares agreed to amend the conversion rights so that they would be initially exercisable in May 2006.

As also described in AutoCorp's 2003 10-KSB, AutoCorp's indirect wholly-owned subsidiary, American Finance Company, Inc. agreed in April, 2004 to sell the shares of its AFCO Receivables Funding Corporation subsidiary to Legacy Receivables Corporation ("Legacy"), an entity controlled by certain executive officers of AutoCorp in exchange for a subordinated note.

AutoCorp's indirect majority shareholder is Pacific USA Holdings Corp. ("PUSA"), which is a Chapter 11 debtor-in-possession pursuant to bankruptcy case no. 02-80906-SAF in the United States District Court, Northern District of Texas, filed December 2, 2002. Neither AutoCorp nor any of its subsidiaries is in bankruptcy proceedings. As stated in the AutoCorp 2003 10-KSB, all the above-described transactions were subject to rescission under certain circumstances. On June 9, 2004, the Official Committee of Unsecured Creditors of PUSA exercised its right to demand the rescission of these transactions. Accordingly, PHG has rescinded all of these transactions and American Finance Company, Inc. has rescinded the transaction with Legacy.

AutoCorp also disclosed that it has been advised that, pursuant to an action by the Board of Directors of PUSA, Michael McCraw is no longer AutoCorp's Chief Financial Officer and, further, that Jack Takacs is not a Director or Chairman of AutoCorp's Board of Directors. Because a replacement Chief Financial Officer has not been named, this vacancy may contribute to a delay in AutoCorp's filing its March 31, 2004 10-QSB.

As stated in the 2003 AutoCorp 10-KSB, AutoCorp continues to evaluate and pursue alternatives for re-capitalization and improvement of its liquidity and profitability. At present, AutoCorp is partly dependent for operating funds on investments from its direct and indirect corporate parents. However, there can be no assurance that such alternatives will result in sufficient new capital for AutoCorp's requirements and no assurance that AutoCorp will continue to receive financial support from its direct and indirect corporate parents.

The statements contained in this release, which are not historical statements of fact, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements involve a number of risks and uncertainties. The actual results of future events could differ materially from those stated in the forward-looking statements herein.


                                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   AUTOCORP EQUITIES, INC.


Dated:  June 18, 2004                               /s/ Kurt Baker
                                                   -----------------------------
                                                   Kurt Baker
                                                   Vice President




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